Exhibit 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is dated as of __________ __, 2020, by and between E-Waste Corp., a Florida corporation (the “Company”), and ____________________, a resident of _______________ (the “Purchaser”).

INTRODUCTION

This Agreement is being entered into with reference to the following:

A.        Upon the terms and subject to the conditions set forth in this Agreement, the Purchaser wishes to purchase from the Company an aggregate of _____________________ (__________) shares (the “Shares”) of the common stock, par value $0.0001 per share (“Common Stock”), of the Company, and the Company desires to issue and sell the Shares to the Purchaser.

B.        The Purchaser understands that the Shares are being offered, sold, and issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

PURCHASE AND SALE

1.1       Purchase and Sale of the Shares; Purchase Price.  The Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to such Purchaser, the Shares,  at the purchase price of $0.05 per share, or an aggregate of ____________________ and 00/100 Dollars ($__________) (the “Purchase Price”).  The Purchaser’s delivery of this Agreement to the Company shall be accompanied by payment of the applicable Purchase Price, either by check, made payable in U.S. funds to the order of the Company, or by wire transfer (in U.S. dollars) of immediately available funds, to an account to be indicated by the Company. The Purchaser understands and agrees that, subject to Section 1.2 below and applicable laws, by executing this Agreement, it is entering into a binding agreement.

1.2       Closing.  The closing (the “Closing”) of the purchase and sale of the Shares, shall occur simultaneously with the acceptance by the Company of the Purchaser’s subscription, as evidenced by the Company’s execution of this Agreement.  If the Company accepts the Purchaser’s subscription, the Purchaser agrees that this Agreement shall become effective with respect to the Company and the Purchaser, and the Company will deliver to the Purchaser an executed copy of this Agreement and the account statement from the Company’s transfer agent, evidencing the registration of the Shares in the name of the Purchaser, within seven (7) days of the date of the execution of this Agreement.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warranties as of the date hereof to the Purchaser, as follows:

2.1       Organization and Qualification.  The Company is a corporation duly formed or otherwise organized, validly existing and in good standing under the laws of the State of Florida, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in violation or in default of any of the provisions of its Articles of Incorporation, By-Laws or other organizational or charter documents.

2.2       Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by its board of directors in connection herewith.  This Agreement constitutes the valid and binding obligation of the Company, and enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

2.3       Issuance of the Shares.  The issuance and sale of the Shares to the Purchaser has been duly authorized by all necessary corporate action on the part of the Company, and no consent or approval on any other third party is necessary to enable the Company to validly issue and sell the Shares to the Purchaser.  The Shares, when issued and paid for by the Purchaser, shall be fully paid and non-assessable, owned by the Purchaser free and clear of any liens or other encumbrances, other than pursuant to applicable securities laws, and free of preemptive and similar rights to subscribe for or purchase the Shares.

2.4       No Conflicts.  The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares and the consummation by it of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s Articles of Incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is the owner (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a a material adverse effect on the assets, business, condition (financial or otherwise), results of operations or future prospects of the Company.

2.5       Shell Status; SEC Filings. The Company is a “shell company” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company files all repots with the Securities and Exchange Commission (the “SEC”) under Section 13 or 15(d) of the Exchange Act on a voluntary basis and has made available to the Purchaser through the EDGAR system true and complete copies of each of the Company’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K (collectively, the “SEC Filings”), and all such SEC Filings are incorporated herein by reference.

2.6       Capitalization and Additional Issuances.  The authorized, issued and outstanding capital stock of the Company is as set forth in the SEC Filings.  Except as set forth in the SEC Filings and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the Shares or capital stock of the Company pursuant to the Articles of Incorporation, the Bylaws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

2.7       Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of this Agreement other than any filings required to be made under applicable federal or state securities laws. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchaser as contemplated hereby.

2.8       No General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising.

2.9       Indemnification.  The Company will indemnify and hold harmless the Purchaser and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Company contained herein or in any document furnished by the Company to the Purchaser in connection herewith being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement made by the Company to the Purchaser in connection therewith; provided, however, that the Company’s liability shall not exceed the Purchase Price tendered hereunder.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

The Purchaser hereby represents and warrants as of the date hereof to the Company as follows:

3.1       Authority.  The Purchaser is an individual or an entity with full power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out his, her or its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all action on the part of such Purchaser.  This Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against him, her or it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.2       Representations Related to Exemptions from Registration under the Securities Act. The Purchaser acknowledges its understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder. In furtherance thereof, the Purchaser represents and warrants to the Company and its affiliates as follows:

(a)       The Purchaser realizes that the basis for the exemption from registration may not be available if, notwithstanding the Purchaser’s representations contained herein, the Purchaser is merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Purchaser attests that it does not have any such intention.

(b)       The Purchaser realizes that the basis for exemption would not be available if the offering of the Shares is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(c)       The Purchaser is acquiring the Shares solely for the Purchaser’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Shares.

(d)       The Purchaser has the financial ability to bear the economic risk of the Purchaser’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(e)       The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Shares. If other than an individual, the Purchaser also represents it has not been organized solely for the purpose of acquiring the Shares.

(f)       The Purchaser (together with its Advisors, if any) has received all documents requested by the Purchaser, if any, and has carefully reviewed such documents and understands the information contained therein, prior to the execution of this Agreement.

3.3       Experience of The Purchaser and Risks Associated with the Purchase of the Shares.  The Purchaser, either alone or together with his representatives, has sufficient knowledge, sophistication and experience in business and financial matters to be capable of evaluating the merits and risks of the prospective investment in the Company, and has so evaluated the merits and risks of such investment.  The Purchaser is able to bear the economic risk of an investment in the Company and, at the present time, is able to afford a complete loss of such investment.  The Purchaser has carefully considered the potential risks relating to the Company and a purchase of the Shares, and fully understands that the Shares are a speculative investment that involves a high degree of risk of loss of the Purchaser’s entire investment. Among other things, the Purchaser has carefully considered each of the risks described under the heading “Risk Factors” in the Company’s SEC Filings, which risk factors are incorporated herein by reference.  The Purchaser’s overall commitment to investments that are not readily marketable is not disproportionate to the Purchaser’s net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

3.4       No General Solicitation.  The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

3.5       No Reliance on the Company’s Advice. The Purchaser is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Purchaser has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, has disclosed to the Purchaser in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof. No oral or written representations or warranties have been made, or information furnished, to the Purchaser or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with this offering, other than any representations of the Company contained herein, and in subscribing for the Shares, the Purchaser is not relying upon any representations other than those contained herein.

3.6       No Finders’ Fees. The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

3.7       Accredited Investor. The Purchaser is, and on each date on which the Purchaser continues to own the restricted Shares from the offering will be, an “Accredited Investor” as defined in Rule 501(a) under the Securities Act, as further indicated on the Investor Questionnaire annexed hereto as Exhibit A.

3.8       Indemnification.  The Purchaser will indemnify and hold harmless the Company and its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all Loss arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Company in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or therein; provided, however, that the Purchaser shall not be liable for any Loss that in the aggregate exceeds the Purchase Price tendered hereunder.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1       Transfer Restrictions.

(a)       The Purchaser agrees not to sell or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that it must bear the economic risk of its purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.  In particular, the Purchaser is aware that the Shares are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Purchaser acknowledges that Rule 144 is not currently available for the re-sale of the Shares.

(b)       The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Shares in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION

NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

4.2       Acknowledgment.   The Purchaser acknowledges that neither the SEC nor any state securities commission has approved the Shares or passed upon or endorsed the merits of the offering, and that the Company is under no obligation to register the Shares on behalf of the Purchaser or to assist the Purchaser in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Purchaser further acknowledges that any sales or transfers of the Shares are further restricted by state securities laws and the provisions of this Agreement and that the Company may limit further the right to sell or transfer the Shares by establishing procedures for approval of any such transfer, limiting counsel authorized to review and approve Rule 144 transactions and approving opinion fees, for transfers sought to be permitted under Rule 144, which may result in delays in desired sales or transfers by the Purchaser.

4.3       Fees & Expenses.  Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraises or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby.

ARTICLE V.

MISCELLANEOUS

5.1       Entire Agreement.  This Agreement contains the entire understanding of the parties with respect to the matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.2       Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day; (iii) five calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the other party to this Agreement at such party’s address hereinafter set forth on the signature page hereof, or at such other address as such party may designate by ten days’ advance written notice to the other party hereto.

5.3       Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchaser.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.4       Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.5       Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  Neither party may assign this Agreement or any rights or obligations hereunder.

5.6       No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns.

5.7       Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.   If either party shall commence an action, suit or proceeding to enforce any provisions of this Agreement, then, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.8       Survival.  The representations and warranties contained herein shall survive the closing and the delivery of the Shares.

5.9       Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.10     Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.11     Construction.  The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

E-WASTE CORP:

By: _____________________________

Name: John D. Rollo

Title:  President

Address for Notices:

610 Jones Ferry Road, Suite 207

Carrboro, NC 27510

PURCHASER:

_____________________________

Address for Notices:

________________________

________________________

EXHIBIT A

INVESTOR QUESTIONNAIRE

Instructions:  Check all boxes below which correctly describe you.

☐

You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase Shares, is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐

You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Shares and its underlying securities in excess of $5,000,000.

☐	You are a director or executive officer of the Company.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 (excluding residence) at the time of your subscription for and purchase of the Shares.

☐

You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐

You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares and whose subscription for and purchase of the Shares is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Check all boxes below which correctly describe you.

With respect to this investment in the Shares, your:

Investment Objectives:   ☐ Aggressive Growth    ☐ Speculation

Risk Tolerance:                         ☐ Low Risk                  ☐ Moderate Risk           ☐ High Risk

Are you associated with a FINRA Member Firm?           ☐ Yes   ☐ No

Your initials (subscriber and co-subscriber, if applicable) are required for each item below:

____ ____	I/We understand that this investment is not guaranteed.

____ ____	I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

____ ____

I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification.  Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Shares.

___________________________________

Name of Subscriber  [please print]

___________________________________

Signature of Subscriber (Entities please

provide signature of Subscriber’s duly

authorized signatory.)

___________________________________

Name of Co-Subscriber  [please print]

___________________________________

Signature of Co-Subscriber

___________________________________

Name of Signatory (Entities only)

___________________________________

Title of Signatory (Entities only)